UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 09, 2023 agilon health, inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40332	37-1915147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6210 E Hwy 290, Suite 450
Austin, Texas		78723
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 562 256-3800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AGL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

agilon health, inc. (the “Company”, "we," "our," and "us") will participate in meetings with the investment community in conjunction with the 41st Annual J.P. Morgan Healthcare Conference, including a presentation on Monday, January 9th at 12:45 PM Eastern Time. During these meetings, the Company’s management intends to provide the following updates:

•
Reaffirm Adjusted EBITDA guidance of $2 million to $7 million for the full year 2022.
•
Provide preliminary Adjusted EBITDA guidance of $75 million to $90 million for the full year 2023.
•
Provide preliminary Medicare Advantage membership outlook of above 400,000 members for the year-end 2023, compared to the Company’s previous outlook of approximately 390,000 members for the year-end 2023.

We have not reconciled guidance for Adjusted EBITDA to net income (loss), the most comparable GAAP measure, and have not provided forward-looking guidance for net income (loss) because of the uncertainty around certain items that may impact net income (loss) as described below.

Interested investors and other parties may listen to a simultaneous webcast of the presentation on Monday, January 9th by visiting the “Events & Presentations” section of agilon health’s investor relations website at https://investors.agilonhealth.com. Replays will be available for on-demand listening shortly after the completion of the presentation.

We define Adjusted EBITDA as net income (loss) adjusted to exclude: (i) income (loss) from discontinued operations, net of income taxes, (ii) interest expense, (iii) income tax expense (benefit), (iv) depreciation and amortization expense, (v) geography entry costs, (vi) share-based compensation expense, (vii) severance and related costs, and (viii) certain other items that are not considered by us in the evaluation of ongoing operating performance. We reflect our share of Adjusted EBITDA for equity method investments by applying our actual ownership percentage for the period to the applicable reconciling items on an entity-by-entity basis. Net income (loss) is the most directly comparable GAAP measure to Adjusted EBITDA.

We believe Adjusted EBITDA helps identify underlying trends in our business and facilitate evaluation of period-to-period operating performance of our live geographies by eliminating items that are variable in nature and not considered by us in the evaluation of ongoing operating performance, allowing comparison of our recurring core business operating results over multiple periods. We also believe Adjusted EBITDA provides useful information about our operating results, enhances the overall understanding of our past performance and future prospects, and allows for greater transparency with respect to key metrics we use for financial and operational decision-making. We believe Adjusted EBITDA or similarly titled non-GAAP measures are widely used by investors, securities analysts, ratings agencies, and other parties in evaluating companies in our industry as a measure of financial performance. Other companies may calculate Adjusted EBITDA or similarly titled non-GAAP measures differently from the way we calculate this metric. As a result, our presentation of Adjusted EBITDA may not be comparable to similarly titled measures of other companies, limiting their usefulness as comparative measures.

Forward-Looking Statements

Statements in this report that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” "target," “forecast,” “plan,” “potential,” “estimate,” “could,” “would,” “should,” and other comparable and derivative terms or the negatives thereof. Examples of forward-looking statements include, among other things: (i) statements regarding timing, outcomes and other details relating to current, pending or contemplated new markets, new partnership structures, financing activities, dispositions, or other transactions discussed in this report; and (ii) statements regarding growth opportunities, ability to deliver sustainable long-term value, business environment, long-term opportunities and strategic growth plan including without limitation with respect to expected revenue and net income, total and average membership, Adjusted EBITDA, and other financial projections and assumptions. Forward-looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Further, we cannot guarantee the accuracy of any such forward-looking statement contained in this report, and such forward-looking statements are subject to known and unknown risks and uncertainties that are difficult to predict. These risks and uncertainties that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, but are not limited to: our history of net losses, and our ability to achieve or maintain profitability in an environment of increasing expenses; our ability to identify and develop successful new geographies, physician partners and payors, or to execute upon our growth initiatives; our ability to execute our operation strategies or to achieve results consistent with our historical performance; our expectation that our expenses will increase in the future and the risk that medical expenses incurred on behalf of members may exceed the amount of medical revenues we receive; our ability to secure contracts with Medicare Advantage payors or to secure Medicare Advantage payments at favorable financial terms; our ability to recover startup costs incurred during the initial stages of development of our physician partner relationships and program initiatives; significant reductions in our membership; challenges for our physician partners in the transition to a Total Care Model; inaccuracies in the estimates and assumptions we use to project the size, revenue or medical expense amounts of our target markets; the spread of, and response to, the novel coronavirus, or COVID-19, and the inability to predict the ultimate impact on us; security breaches, loss of data or other disruptions to our data platforms; the impact of devoting significant attention and resources to the provision of certain transition services in connection with the disposition of our California operations; our subsidiaries’ lack of performance or ability to fund their operations, which could require us to fund such losses; our dependence on a limited number of key payors; the limited terms of our contracts with payors and that they may not be renewed upon their expiration; our reliance on our payors for membership attribution and assignment, data and reporting accuracy and claims payment; our dependence on physician partners and other providers to effectively manage the quality and cost of care and perform obligations under payor contracts; our dependence on physician partners to accurately, timely and sufficiently document their services and potential False Claims Act or other liability if any diagnosis information or encounter data are inaccurate or incorrect; reductions in reimbursement rates or methodology applied to derive reimbursement from, or discontinuation of, federal government healthcare programs, from which we derive substantially all of our total revenue; statutory or regulatory changes, administrative rulings, interpretations of policy and determinations by intermediaries and governmental funding restrictions, and their impact on government funding, program coverage and reimbursements; regulatory proposals directed at containing or lowering the cost of healthcare and our participation in such proposed models; the impact on our revenue of CMS modifying the methodology used to determine the revenue associated with MA members; the potential that we may incur future indebtedness; and risks related to other factors discussed under “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and Annual Report on Form 10-K for the year ended December 31, 2021. Except as required by law, we do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, which speak only as of the date on which they are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

agilon health, inc.

Date:	January 9, 2023	By:	/s/ Timothy S. Bensley
Timothy S. Bensley, Chief Financial Officer